UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 23, 2020

GLOBAL EAGLE ENTERTAINMENT INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35176	27-4757800
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

6080 Center Drive, Suite 1200, Los Angeles, California 90045

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 310-437-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value	ENT	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On July 24, 2020, Global Eagle Entertainment Inc. (the “Company”) was notified by the staff of The Nasdaq Stock Market (“Nasdaq”) that it had determined to commence proceedings to delist the Company’s securities from trading on Nasdaq. As a result of this determination, trading in the Company’s common stock will be suspended at the opening of business on August 4, 2020, and a Form 25-NSE will be filed by Nasdaq with the Securities and Exchange Commission (the “SEC”), which will remove the Company’s securities from listing and registration on Nasdaq.

Nasdaq reached its decision that the Company is no longer suitable for listing pursuant to Listing Rules 5101, 5110(b), and 5101-1, after the Company’s disclosure on July 22, 2020 that the Company, together with certain of its subsidiaries, had filed for protection under chapter 11 of title 11 of the United States Code (the “Chapter 11 Cases”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). Nasdaq’s application to the SEC to delist the common stock is pending, subject to the completion of all applicable procedures, including any appeal by the Company to Nasdaq’s decision.

Taking into account the Company’s desire to reduce operating expenses and maximize the value of its estates, the Company does not intend to appeal Nasdaq’s determination.

The Company expects that the trading of its common stock will transition to the OTC Bulletin Board or “pink sheets” market shortly.

The transition to over-the-counter markets will not affect the Company’s operations or business and does not change its reporting requirements under SEC rules. However, the Company currently expects to pursue the deregistration of its common stock and cease filing reports with the SEC as soon as practicable after the delisting of its common stock from trading on Nasdaq.

Item 8.01 Other Events.

On July 23, 2020, the Bankruptcy Court entered an interim order in the Chapter 11 Case establishing notice and hearing procedures for trading in equity securities in the Company (the “Interim Order”). Pursuant to the Interim Order, a copy of the notice of the Interim Order is attached hereto as Exhibit 99.1 and is incorporated herein by reference (the “Notice of Order”). The following summary of the notice and hearing procedures is qualified in its entirety by reference to the Notice of Order and the Interim Order. As a result of the Interim Order:

(1)

any person or entity who is or becomes a beneficial owner of at least 4.5% of all issued and outstanding shares of the Common Stock (equal to 168,921 shares of the Common Stock, based on approximately 3,753,807 million shares of the Common Stock issued and outstanding as of Jul 22, 2020) (a “Substantial Shareholder”) shall file with the Bankruptcy Court a notice of such status on or before the later of (x) 20 calendar days after the date of the Notice of Order and (y) 10 calendar days after becoming a Substantial Shareholder;

(2)

at least 14 calendar days prior to effectuating any transfer of equity securities that would result in (a) an increase or decrease in the amount of common stock beneficially owned by a Substantial Shareholder, (b) a person or entity becoming a Substantial Shareholder, or (c) a decrease in the amount of common stock beneficially owned by a Substantial Shareholder that would result in such person or entity no longer being a Substantial Shareholder, such person or entity shall file with the Bankruptcy Court a notice of such proposed transfer; and

(3)

the Company will have 7 calendar days after receipt of any notice of such proposed transfer to file with the Bankruptcy Court and serve on such Substantial Shareholder or person or entity that may become a Substantial Shareholder, an objection to the transfer and, if the Company does so, such proposed transfer shall not be effective unless approved by the Bankruptcy Court. If the Company does not object within such 7-day period, the transfer may proceed solely as set forth in the notice of transfer.

The Interim Order provides that a final hearing on the motion to establish notice and hearing procedures for trading in equity securities in the Company will be held on August 17, 2020 at 11:00 a.m. (Eastern Time) (the “Final Hearing”), and any objections to the relief granted by the Interim Order must be filed no later than seven days prior to the Final Hearing (the “Objection Deadline”). If an objection is timely filed and served prior to the Objection Deadline, such objection will be heard at the Final Hearing, and if no objections are timely filed and served, the Bankruptcy Court will enter a final order.

The foregoing description of the Interim Order is a summary and does not purport to be complete, and is subject to, and qualified in its entirety by reference to, the Interim Order. A copy of the Interim Order may be obtained by following the instructions in the Notice of Order.

Cautionary Note Regarding Forward-Looking Statements

In this Current Report on Form 8-K, we make “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include the Company’s expectations regarding Nasdaq’s application, the SEC’s response to Nasdaq’s application, and the Company’s pursuit of the deregistration of its common stock, and are based on information available to us as of the date hereof and on our current expectations, forecasts and assumptions, and involve substantial risks and uncertainties. Actual results may vary materially from those expressed or implied by the forward-looking statements herein due to a variety of other factors, including the risks and uncertainties set forth in our most recent Annual Report on Form 10-K and any subsequently filed Quarterly Reports on Form 10-Q.

The forward-looking statements herein speak only as of the date the statements are made (which is the date of this Current Report on Form 8-K). Investors should not put undue reliance on any forward-looking statements. We assume no obligation to update forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information, except to the extent required by applicable securities laws. If we do update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Notice of Order, dated as of July 24, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL EAGLE ENTERTAINMENT INC.

By:	/s/ Christian Mezger
Name: Christian Mezger
Title: Chief Financial Officer

Dated: July 28, 2020